                                                                    Exhibit 99.4

                          UNSECURED INDEMNITY AGREEMENT

                                  DEFINED TERMS

EXECUTION DATE: November 6, 2003

LOAN: A first mortgage loan in an amount of $146,250,000.00 from Lender to Borrower

BORROWER & ADDRESS:

Maguire Properties--One Cal Plaza, LLC, a Delaware limited liability company 555 W. Fifth Street, Suite 5000
Los Angeles, California 90013
Attention:  Richard I. Gilchrist

WITH A COPY TO:

Paul S. Rutter, Esq.
Gilchrist & Rutter Professional Corp.
1299 Ocean Avenue, Suite 900
Santa Monica, California 90401

LIABLE PARTIES & ADDRESS:

Maguire Properties, L.P., a Maryland limited partnership
555 W. Fifth Street, Suite 5000
Los Angeles, California 90013
Attention: Richard I. Gilchrist

WITH A COPY TO:

Paul S. Rutter, Esq.
Gilchrist & Rutter Professional Corp.
1299 Ocean Avenue, Suite 900
Santa Monica, California 90401

LENDER & ADDRESS:

Metropolitan Life Insurance Company, a New York corporation
10 Park Avenue
Morristown, New Jersey 07962
Attn:  Senior Vice President, Real Estate Investments

WITH A COPY TO:

Metropolitan Life Insurance Company
333 South Hope Street, Suite 1150
Los Angeles, California 90071
Attention: Director and O.I.C.

AND TO:

Metropolitan Life Insurance Company
400 South El Camino Real, Eighth Floor
San Mateo, California 94402
Attn: Associate General Counsel

NOTE: A Promissory Note executed by Borrower in favor of Lender in the amount of the Loan dated as of the Execution Date.

DEED OF TRUST: A Deed of Trust, Security Agreement and Fixture Filing dated as of the Execution Date executed by Borrower, as trustor, to Chicago Title Insurance Company, as trustee, for the benefit of Lender, as beneficiary, securing repayment of the Note to be recorded in the records of the County in which the Real Property is located.

         THIS UNSECURED INDEMNITY AGREEMENT (the "Agreement") is entered into as of the Execution Date by Borrower and Liable Parties (who are referred to individually and collectively in this Agreement as "Indemnitor"), in favor of Lender, with reference to the following facts:

         A. Lender has loaned or will loan to Borrower the Loan. Payment of the Note is secured by the Deed of Trust. The Deed of Trust encumbers a leasehold estate in the real property more particularly described in EXHIBIT A to this Agreement and other property referred to in the Deed of Trust as the "Property."

         B. As a condition to making the Loan, Lender requires Indemnitor to indemnify and hold Indemnitee (as defined in Section 2 of this Agreement) harmless from any Environmental Claim (as defined in Section 2 of this Agreement). Indemnitor acknowledges and understands that this Agreement is a material inducement for Lender's agreement to make the Loan.

         NOW THEREFORE, in consideration of the premises and for other consideration, Indemnitor agrees as follows:

         1. Defined Terms. Capitalized terms which are not defined in this Agreement shall have the meanings set forth in the Deed of Trust.

         2. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

                  (a) "Environmental Claim" shall mean any claim, demand, action, suit, loss, cost, damage, fine, penalty, expense, liability, judgment, proceeding, or inquiry that seeks to impose costs or liabilities, including any consequential damages, directly or indirectly related to the Real Property, for

                           (i)      pollution or contamination of the air,
surface water, ground water, or land;

                           (ii)     solid, gaseous, or liquid waste generation,
handling, treatment, storage, disposal, or transportation;

                           (iii)    the presence or alleged release of Hazardous
Materials on or under the Real Property, the soil, groundwater, or soil vapor on or under the Real Property, or the migration or alleged spreading of Hazardous Materials from the Real Property, whether or not known to Indemnitor, regardless of the source of such presence or release or, except as expressly provided in this Agreement, regardless of when such release or presence occurred;

                           (iv)     the manufacture, processing, distribution in
commerce, use, or storage of Hazardous Materials;

                           (v)      injury to or death of any person or persons
in a manner connected with Hazardous Materials;

                           (vi)     destruction or contamination of any property
connected with Hazardous Materials;

                           (vii)    the removal of Hazardous Materials from the
Real Property or the taking of necessary precautions to protect against the release of Hazardous Materials from or onto the Real Property including the air, ground water or surface water;

                           (viii)   compliance with all Requirements of
Environmental Laws and/or any asserted breach or violation of any Requirements of Environmental Laws;

                           (ix)     any restriction on use, ownership, or
transferability of the Real Property as a result of Hazardous Materials;

                           (x)      remedial, response, abatement, cleanup,
investigative, and monitoring work in connection with any Hazardous Materials (collectively, the "Remedial Work"); and

                           (xi)     the maintenance of a private or public
nuisance or the conducting of an abnormally dangerous activity on or near the Real Property, in each case arising from or in connection with Hazardous Materials.

                  (b) "Environmental Permit" means any permit, license, approval, or other authorization with respect to any activities, operations, or businesses conducted on the Real Property under any applicable law, regulation, or other requirement of the United States or any state, municipality, or other subdivision or jurisdiction related to pollution, protection of health or the environment, emissions, discharges, or releases or threatened releases of Hazardous Materials into ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transportation, or handling of Hazardous Materials directly or indirectly related to the Property.

                  (c) "Environmental Reports" means that certain Phase One Environmental Assessment Report prepared by Certified Environments Inc. and dated October ___, 2003, Project No. __________.

                  (d) The term "Hazardous Materials" shall include without limitation:

                           (i)      Those substances included within the
definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.) ("CERCLA"), as amended by Superfund Amendments and Reauthorization Act of 1986 (Pub. L. 99-499 100 Stat. 1613) ("SARA"), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Sections 6901 et seq.) ("RCRA"), and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations promulgated pursuant to said laws, all as amended;

                           (ii)     Those substances listed in the United States
Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

                           (iii)    Any material, waste or substance which is
(A) petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable for fuel, or any mixture thereof, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to
Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (E) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C. Sections 2601 et seq., (F) flammable explosives; or (G) radioactive materials;

                           (iv)     Any material, waste or substance which is
included within any of the following:

                                    (1)      any of the definitions of "acutely
hazardous waste," "extremely hazardous waste," "hazardous waste," "infectious waste," "retrograde material," "volatile organic compound" or "waste" pursuant to Cal. Health & Safety Code Section 25110 et seq.;

                                    (2)      any chemical known to the state of
California to cause cancer or reproductivity toxicity as published pursuant to the Safe Drinking Water and Toxic Enforcement Act of 1986, Cal. Health & Safety Code Section 25249.5 et seq.;

                                    (3)      the definition of "hazardous
substance" pursuant to Cal. Health & Safety Code Section 25281;

                                    (4)      the definition of "hazardous
substance" as used in the Carpenter-Presley-Tanner Hazardous Substance Account Act, Cal. Health & Safety Code, Section 25300 et seq.;

                                    (5)      either of the definitions of
"hazardous materials" or "hazardous substances" pursuant to Cal. Health & Safety Code Section 25501;

                                    (6)      the definition of "hazardous
material" pursuant to Cal. Health & Safety Code Section 25411;

                                    (7)      the definition of "asbestos"
pursuant to Cal. Health & Safety Code Section 25918;

                                    (8)      either of the definitions of "air
contaminant" or "air pollutant" as used in the Porter-Cologne Water Quality Control Act, Cal. Health & Safety Code Section 39000 et seq.; and

                                    (9)      "waste" or "hazardous substance"
pursuant to Cal. Water Code Section 13050; and

                           (v)      Such other substances, materials and wastes
which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

                  (e) "Indemnitee" means (individually and collectively) Lender, its successors and assigns and affiliates and their respective officers, directors, shareholders, and employees.

                  (f) "Requirements of Environmental Laws" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Real Property, including, without limitation, all requirements imposed by any Environmental Permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (i) exposure to Hazardous Materials; (ii) pollution or protection of the air, surface water, ground water, land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or (iv) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

         3. Indemnitor's Representations and Warranties to Indemnitee. Indemnitor represents and warrants to Indemnitee that to the best knowledge of Indemnitor, except as may be disclosed in the Environmental Reports or as may be otherwise known to Indemnitee:

                  (a) Neither any portion of the Real Property nor Borrower is in violation of or subject to any existing, pending, or threatened investigation by any governmental authority under any Requirements of Environmental Laws.

                  (b) Borrower has not obtained and is not required by any Requirements of Environmental Law to obtain any permits or licenses to construct or use any portion of the Improvements, fixtures, or equipment on the Real Property.

                  (c) Borrower's use of the Real Property will not result in the disposal or release of any Hazardous Materials on or to any portion of the Real Property, except for the following (provided that in each case any such use, disposal, or release is in compliance with the Requirements of Environmental Law and with respect to any particular tenant space, reasonably necessary for the operation of the business of such tenant and provided that such tenant's Lease is entered into in compliance with the Loan Documents): office supplies, cleaning materials, automobile exhaust, cigarette smoke and similar substances, but only to the extent such substances and quantities are customarily found in first-class buildings similar to the Improvements (such materials in such quantities are referred to collectively as "Ordinary Materials").

         4.       Indemnification.

                  (a) Indemnitor shall protect, defend, indemnify, and hold harmless Indemnitee from and against all Environmental Claims.

                  (b) In the event that any Remedial Work is reasonably necessary or desirable under the Requirements of Environmental Laws because of, or in connection with, an Environmental Claim, Indemnitor shall within thirty
(30) days after written demand by Indemnitee (or such shorter period of time as may be required under Requirements of Environmental Laws), commence to perform, or cause to be commenced, and diligently prosecute to completion, all Remedial Work. All Remedial Work shall be performed by one or more contractors, approved in advance in writing by Indemnitee, and under the supervision of a consulting engineer approved in advance in writing by Indemnitee. All costs and expenses incurred by Indemnitee in connection with the Remedial Work shall be an Environmental Claim and shall be paid by Indemnitor. In the event Indemnitor does not timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the Remedial Work, Indemnitee may, but shall not be required to, cause such Remedial Work to be performed and all costs and expenses incurred in connection with the Remedial Work shall be an Environmental Claim under this Agreement.

                  (c) Indemnitor shall not be liable under this Agreement to the extent of that portion of the costs and liabilities of any Environmental Claim attributable to the introduction and initial release of a Hazardous Material at the Real Property during the period that Lender owned the Real Property, except to the extent that any impairment results from an act or omission of Indemnitor or its agents, employees or invitees during such period that Lender owned the Real Property, or results from the material aggravation of the Hazardous Material condition after the transfer of the Real Property to Borrower. Indemnitor also shall not be liable under this Agreement to the extent of that portion of the costs and liabilities of any Environmental Claim attributable to an affirmative act of any Indemnitee which causes (i) the introduction and initial release of a Hazardous Material at the Real Property, or (ii) material aggravation of a then existing Hazardous Material condition at the Real Property. In addition, if Indemnitee acquires ownership of the Real Property through a foreclosure, trustee's sale or deed in lieu of foreclosure, Indemnitor shall not be liable under this Agreement for that portion of costs and liabilities of an Environmental Claim which is attributable to the introduction and initial release of a Hazardous Material at the Real Property by any party, other than an Indemnitor at any time after Indemnitee has taken possession of the Real Property, has acquired title to the Real Property, or a receiver has been appointed to the exclusion of Indemnitor. In all other circumstances, the liability of Indemnitor under this Agreement shall remain in full force and effect after Indemnitee acquires title to the Real Property, including without limitation with respect to any Hazardous Materials which are discovered at the Real Property after the date Indemnitee acquires title but which were actually introduced to the Real Property prior to the date of such acquisition, and with respect to any continuing migration or release of any Hazardous Materials which commenced prior to the date that Indemnitee acquires title.

         5.       Notice of Actions.

                  (a) Borrower shall give immediate written notice to Lender of (i) any proceeding, inquiry or notice by or from any governmental authority regarding Hazardous Materials, an Environmental Claim or a Requirement of Environmental Law; (ii) all Environmental Claims; (iii) Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Real Property that could cause the Real Property or any part thereof to be in violation of a Requirement of Environmental Law or subject to an Environmental Claim; and (iv) Borrower's receipt of any notice or discovery of any information regarding the presence or existence of any Hazardous Material on, under, or about the Real Property, or any alleged breach or violation of any Requirements of Environmental Laws pertaining to Borrower or the Real Property. The notice requirements imposed on Borrower by the foregoing clause (iv) shall not apply to Ordinary Materials, provided that in each case any use, disposal, or release of the Ordinary Materials is in compliance with the Requirements of Environmental Law and with respect to any particular tenant space, reasonably necessary for the operation of the business of such tenant and provided that such tenant's Lease is entered into in compliance with the Loan Documents.

                  (b) Borrower shall deliver to Lender copies of all Environmental Claims, and all orders, notices, permits, applications, reports, and other documents pertaining to the subject matter of the Environmental Claim.

         6.       Procedures Relating to Indemnification.

                  (a)      Indemnitor shall at its own cost, expense, and risk
(i) defend all Environmental Claims that may be brought or instituted against any Indemnitee; (ii) pay any judgment or decree that may be recorded against any Indemnitee in connection with any Environmental Claim; and (iii) reimburse Indemnitee for the cost of, or for any payment made by any Indemnitee with respect to, any reasonable expenses incurred in connection with Hazardous Materials undertaken as a result of any Environmental Claims against any Indemnitee arising out of the obligations of Indemnitor under this Agreement.

                  (b) Counsel selected by Indemnitor pursuant to Section 6(a) shall be subject to the approval of the Indemnitee asserting a claim under this Agreement; provided, however, that any Indemnitee may elect to defend any Environmental Claim at the cost and expense of Indemnitor, if, in the judgment of the Indemnitee (i) the defense is not proceeding or being conducted in a satisfactory manner, or (ii) there is a conflict of interest between any of the parties to the Environmental Claim.

                  (c) Notwithstanding anything in this Agreement to the contrary, Indemnitor shall not, without the prior written consent of Indemnitee (which consent shall not be unreasonably withheld or delayed), (i) settle or compromise any Environmental Claim or consent to the entry of any judgment that does not include the delivery by the claimant or plaintiff to Indemnitee of a written release of Indemnitee (in form, scope and substance satisfactory to Indemnitee in its sole discretion) from all liability in respect of the Environmental Claim; or (ii) settle or compromise any Environmental Claim in any manner that may materially and adversely affect Indemnitee as determined by Indemnitee in the good faith exercise of its discretion.

                  (d) Indemnitee shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions in connection with the Real Property involving any Environmental Claim, any Hazardous Material or any Requirements of Environmental Laws. In any circumstance in which this indemnity applies, Indemnitee may employ its own legal counsel and consultants to prosecute, negotiate, or defend any claim, action, or cause of action, and Indemnitee shall have the right to compromise or settle the same in the exercise of its good faith discretion. Indemnitor shall reimburse Indemnitee upon demand for all costs and expenses incurred by Indemnitee, including the amount of all costs of settlements entered into in good faith, and the reasonable fees and other costs and expenses of its attorneys and consultants, including without limitation those incurred in connection with monitoring and participating in any action or proceeding.

         7. Independent Nature of Agreement. This Agreement is an independent obligation of Indemnitor and is not intended to nor shall it secure payment of the Note or amounts due to Lender under the Deed of Trust. The obligations of Indemnitor under this Agreement are not secured by the Deed of Trust or any of the Loan Documents.

         8. Survival of Agreement. This Agreement, and all rights and obligations under this Agreement, shall survive (i) performance and repayment of the Loan, (ii) reconveyance of the Deed of Trust, and release of other security provided in connection with the Loan, and (iii) bankruptcy sale, or trustee's sale or foreclosure under the Deed of Trust and/or any of the other Loan Documents (whether by deed or other assignment in lieu of foreclosure), and (iv) transfer of all of Lender's rights in the Loan, the Loan Documents, and the Real Property.

         9. Rights of Contribution. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights and remedies, including without limitation, the right to contribution, which Indemnitee may have against Borrower or any other party under the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. Sections 9601 et seq.), as it may be amended from time to time, or any other applicable Federal or state laws.

         10. Binding Effect. This Agreement shall be binding upon and benefit Indemnitor and Indemnitee and their respective heirs, personal representatives, successors and assigns. Any holder of the Note and any affiliate of Indemnitee which acquires all or part of the Real Property by any sale, assignment or foreclosure under the Deed of Trust or by deed or other assignment in lieu of foreclosure shall be a successor of this Agreement. In no event shall any Indemnitee be bound by any obligations or liabilities of any Indemnitor even if any such Indemnitee acquires ownership of all or any part of the Real Property.

         11. Liability of Indemnitor. The obligations of each Indemnitor under this Agreement shall be the joint and several obligations of each of them. The liability of Indemnitor under this Agreement shall not be limited or impaired by (i) any amendment or modification of the provisions of the Loan Documents to or with Lender by Borrower or any person who succeeds Borrower as owner of the Real Property; (ii) any extensions of time for performance required by any of the Loan Documents; (iii) any sale, assignment, or foreclosure of the Note or Deed of Trust or any sale or transfer of all or part of the Real Property; (iv) any exculpatory provision in any of the Loan Documents limiting Lender's recourse to property encumbered by the Deed of Trust or to any other security, or limiting Lender's rights to a deficiency judgment against Borrower (including, without limitation, Section 11 of the Note and Article 9 of the Deed of Trust); (v) the release of Borrower or any other person or entity from performance or observance of any of the Loan Documents by operation of law, Indemnitee's voluntary act, or otherwise; or (vi) the release or substitution in whole or in part of any security for the Note.

         12. Waiver. Indemnitor waives any right or claim of right to cause a marshalling of the assets of Indemnitor or to cause Indemnitee to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor or to proceed against Indemnitor in any particular order. Indemnitor agrees that any payments required to be made under this Agreement shall become due on demand. Indemnitor expressly waives and relinquishes all rights and remedies accorded by applicable law to indemnitors or guarantors.

The indemnity provided for under this Agreement shall not be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses that may be asserted in connection with the enforcement or attempted enforcement of any subrogation rights, including, without limitation, any claim that the subrogation rights were abrogated by any acts of Indemnitee. Each Indemnitor agrees to postpone the exercise of any rights of subrogation to the rights of Indemnitee against each other Indemnitor under this Agreement until the Loan and all other amounts owing to Indemnitee hereunder shall have been indefeasibly paid in full.

         13. Delay. No delay on the part of any Indemnitee in exercising any right, power, or privilege under this Agreement or any of the Loan Documents shall operate as a waiver of any such privilege, power, or right.

         14. Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

         15. Notices. All notices, consents, approvals, elections and other communications (collectively "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or reputable overnight courier service to the parties at the addresses set forth in the Defined Terms (or at such other addresses as shall be given in writing by any party to the others pursuant to this Section) and shall be deemed complete upon receipt or refusal to accept delivery as indicated in the return receipt or in the receipt of such Express Mail or courier service.

         16. Attorneys' Fees. In the event that any Indemnitor or any Indemnitee brings any suit or other proceeding with respect to the subject matter or enforcement of this Agreement, including without limitation, in appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code, 11 United States Code Sections 101 et seq., or any successor statutes, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover reasonable attorneys' fees, expenses and costs of investigation.

         17. Successive Actions. Separate and successive actions may be brought under this Agreement to enforce any provision at any time and from time to time. No action under this Agreement shall preclude any subsequent action, and Indemnitor waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

         18. Partial Invalidity. If any provision of this Agreement shall be determined to be unenforceable in any circumstances by a court of competent jurisdiction, then the balance of this Agreement shall be enforceable, and the subject provision shall be enforceable to the extent permitted.

         19. Interest on Unpaid Amounts. All amounts required to be paid or reimbursed to any Indemnitee under this Agreement shall bear interest from the date of expenditure by the Indemnitee until paid. The interest rate shall be the lesser of (a) the Default Rate (as defined in the Note) and (b) the maximum rate then permitted for the parties to contract for under applicable law.

         20. Governing Law. This Agreement and the rights and obligations of the parties under this Agreement shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of California.

         IN WITNESS WHEREOF, Indemnitor has executed this Unsecured Indemnity Agreement as of the Execution Date.

                    MAGUIRE PROPERTIES - ONE CAL PLAZA, LLC
                    a Delaware limited liability company

                    By:     Maguire Properties, L.P.,
                            a Maryland limited partnership,
                            Its Member

                            By:  Maguire Properties, Inc.,
                                 a Maryland corporation,
                                 Its General Partner

                                 By: /s/ Richard I. Gilchrist
                                     ----------------------------------------
                                     Richard I. Gilchrist
                                     President and Co-Chief Executive Officer

                    MAGUIRE PROPERTIES, L.P.,
                    a Maryland limited partnership

                    By Maguire Properties, Inc., a Maryland corporation,
                       General Partner

                            By: /s/ Richard I. Gilchrist
                                ---------------------------------------------
                                Richard I. Gilchrist
                                President and Co-Chief Executive Officer

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                     PART A

PARCEL 1:

LOTS 1, 3, 4 AND 5 OF TRACT NO. 30804, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1070 PAGES 31 THRU 38 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THAT PORTION OF 3RD STREET AS RETAINED AND UNVACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 1 AND 2 OF 7 IN VOLUME 23, PAGE 68.

PARCEL 2:

THAT PORTION OF 3RD STREET AS SHOWN AND DEDICATED ON THE MAP OF BEAUDRY
TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS RETAINED AND UNVACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159, IN RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 1 AND 2 OF 7 IN VOLUME 23, PAGE 68, LYING NORTHWESTERLY OF A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM THAT CERTAIN COURSE (AND ITS NORTHEASTERLY PROLONGATION) IN THE NORTHWESTERLY LINE OF LOT 3 OF TRACT NO. 30780 AS PER MAP RECORDED IN BOOK 912, PAGES 39 TO 45 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY, SHOWN ON SAID TRACT AS HAVING A BEARING AND DISTANCE OF (NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST 286.04 FEET) AND FOR THE PURPOSE OF THIS DESCRIPTION HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST.

PARCEL 3:

THOSE PORTIONS OF THE REAL PROPERTY LYING WITHIN GRAND AVENUE, 84 FEET WIDE, AND GENERAL THADDEUS KOSCIUSZKO WAY, 40 FEET WIDE, AS SHOWN ON THE MAP OF TRACT NO. 30780. RECORDED IN BOOK 912, PAGES 39 THROUGH 45, INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY, LYING BELOW A HORIZONTAL PLANE AT ELEVATION 369.5 FEET BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929, INCLUDED WITHIN A STRIP OF LAND, ONE-FOOT WIDE, LYING CONTIGUOUS TO AND NORTHERLY AND NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT THE INTERSECTION OF THE NORTHWESTERLY PROLONGATION OF A LINE PARALLEL WITH AND DISTANT 2.15 FEET SOUTHWESTERLY OF THE NORTHEASTERLY STRAIGHT LINE OF LOT 2 OF SAID TRACT NO. 30780 WITH THE CURVED NORTHERLY LINE OF SAID LOT; THENCE WESTERLY AND SOUTHWESTERLY ALONG SAID CURVED LINE TO THE STRAIGHT NORTHWESTERLY LINE OF SAID LOT; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY LINE AND ITS SOUTHWESTERLY PROLONGATION TO ITS INTERSECTION WITH A LINE PARALLEL WITH AND DISTANT 21.3 FEET NORTHEASTERLY OF THE CENTER LINE OF 3RD PLACE, 80 FEET WIDE, AS SAID STREET IS SHOWN ON SAID MAP.

EXCEPT THEREFROM THAT PORTION LYING NORTHEASTERLY OF SAID FIRST MENTIONED PARALLEL LINE.

PARCEL 4:

PARCEL 4A:

TRUCK ACCESS AND SOUTH DRIVEWAY EASEMENT

A NON-EXCLUSIVE DRIVEWAY EASEMENT FOR INGRESS AND EGRESS OF VEHICLES AND PEDESTRIANS TO THE TRUCK DOCK LOCATED WITHIN THE PHASE 1A IMPROVEMENTS ADJACENT TO LOWER GRAND AVENUE ("TRUCK ACCESS"), WITHIN THAT PORTION OF 3RD PLACE AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID PORTION OF 3RD PLACE VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEET 3 OF 7 IN VOLUME 23, PAGE 68, SAID PORTION LYING ABOVE AN ELEVATION OF 347.00 FEET AND BELOW AN ELEVATION ALLOWING CLEARANCE OF 15.00 FEET ABOVE THE SURFACE OF THE FINISH GRADE OF IMPROVEMENTS SAID ELEVATION IS BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929 PER ORDINANCE NO. 150,763 OF THE CITY OF LOS ANGELES AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUT SPIKE IN SOUTH CURB OF 5TH STREET, 21.6 FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION = 273.999 FEET (1970 ADJUSTMENT), SAID PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY
18.70 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, WITH THE SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG SAID SOUTHWESTERLY PROLONGATION SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 31.14 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 13.50 FEET; THENCE NORTH 68 DEGREES 33 MINUTES 12 SECONDS EAST 36.22 FEET TO SAID LINE MENTIONED HEREINABOVE AS BEING PARALLEL WITH AND DISTANT SOUTHWESTERLY 18.70 FEET FROM THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWESTERLY LINE OF LOT 3; THENCE ALONG SAID PARALLEL LINE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 32.00 FEET TO THE POINT OF BEGINNING.

PARCEL 4B:

SOUTH STAIRWAY EASEMENT

A NON-EXCLUSIVE EASEMENT TO ERECT, MAINTAIN AND USE A CANTILEVERED STAIRWAY TO PROVIDE PEDESTRIAN EGRESS, FOR THE PURPOSE OF MEETING THE REQUIREMENTS OF ALL APPLICABLE CODES, FROM THE 370-FOOT PLAZA LEVEL OF THE PHASE 1A IMPROVEMENTS TO THE 385-FOOT PLAZA SIDEWALK LEVEL ON PHASE 1A CONNECTION WITH UPPER GRAND AVENUE, WITHIN THAT PORTION OF 3RD PLACE AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID PORTION OF 3RD PLACE VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEET 3 OF 7 IN VOLUME 23, PAGE 68, SAID PORTION LYING ABOVE AN ELEVATION OF 364.00 FEET, SAID ELEVATION IS BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929 PER ORDINANCE NO. 150,763 OF THE CITY OF LOS ANGELES AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUT SPIKE IN SOUTH CURB OF 5TH STREET, 21.6

FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION = 273.999 FEET (1970 ADJUSTMENT), SAID PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY
18.70 FEET, MEASURED AT RIGHT ANGLES, FROM THE TANGENT PORTION OF THE SOUTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, AND ITS NORTHWESTERLY PROLONGATION, WITH A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 38.50 FEET, MEASURED AT RIGHT ANGLES, FROM THE SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINK OF LOT 3 OF SAID TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG LAST SAID PARALLEL LINE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 9.50 FEET; THENCE ALONG A LINE PARALLEL WITH THE SOUTHWESTERLY LINE OF SAID LOT 3, SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 40.00 FEET; THENCE ALONG A LINE PARALLEL WITH SAID SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID LOT 3, NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST
9.50 FEET TO SAID LINE MENTIONED HEREINBEFORE AS BEING PARALLEL WITH AND DISTANT SOUTHWESTERLY 18.70 FEET FROM THE SOUTHWESTERLY LINE OF LOT 3; THENCE ALONG SAID PARALLEL LINK NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 40.00 FEET TO THE POINT OF BEGINNING.

PARCEL 4C:

NORTHEAST WALKWAY EASEMENT

A TEMPORARY, NON-EXCLUSIVE STAIRWAY AND WALKWAY PEDESTRIAN EGRESS EASEMENT THE TERM OF WHICH SHALL AUTOMATICALLY TERMINATE AND BE OF NO FURTHER FORCE AND EFFECT UPON THE EARLIER TO OCCUR OF THE TERMINATION OF THE PHASE 1A LEASE OR UPON THE COMMENCEMENT OF THE TERM OF THE PERMANENT EASEMENT DESCRIBED BELOW. SUCH TEMPORARY EASEMENT SHALL BE OVER, ACROSS AND THROUGH THE TEMPORARY EASEMENT AREA, FOR THE PURPOSE OF MEETING THE REQUIREMENTS OF ALL APPLICABLE FIRE CODES REGARDING PEDESTRIAN EGRESS FROM THE 360 FEET LEVEL OF THE IMPROVEMENTS ON THE PHASE 1A PROPERTY TO THE 385 FEET LEVEL OF THE IMPROVEMENTS ON THE PHASE 1A PROPERTY WITHIN THAT PORTION OF LOT 2 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 TO 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID PORTION LYING ABOVE AN ELEVATION OF 359.00 FEET; AND BELOW AN ELEVATION OF 394.50 FEET; SAID ELEVATIONS ARE BASED ON NATIONAL GEODEGTIC VERTICAL DATUM OF 1929 PER ORDINANCE NO. 150,763 OF THE CITY OF LOS ANGELES AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUT SPIKE IN SOUTH CURB OF 5TH STREET, 21.6 FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION = 273.999 FEET (1970 ADJUSTMENT), SAID PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY
20.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE TANGENT PORTION OF THE NORTHEASTERLY LINE OF SAID LOT 2 OF TRACT NO. 30780, WITH A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG LAST SAID PARALLEL LINE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 211.13 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUING ALONG LAST SAID PARALLEL LINE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 30.00 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 15.00 FEET; THENCE NORTH 37 DEGREES 50 MINUTES 20 SECONDS EAST 30.00 FEET; THENCE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 15.00

FEET TO THE TRUE POINT OF BEGINNING.

THE PERMANENT EASEMENT IS DESCRIBED AS FOLLOWS:

A NON-EXCLUSIVE STAIRWAY AND WALKWAY PEDESTRIAN EGRESS EASEMENT THE TERM OF WHICH SHALL COMMENCE UPON THE ISSUANCE BY THE CITY OF LOS ANGELES OF A CERTIFICATE OF OCCUPANCY OR TEMPORARY CERTIFICATE OF OCCUPANCY ALLOWING THE OCCUPANCY AND USE OF THE IMPROVEMENTS TO BE CONSTRUCTED IN THE PERMANENT EASEMENT AREA, OVER, ACROSS AND THROUGH THE PERMANENT EASEMENT AREA, FOR THE PURPOSE OF MEETING THE REQUIREMENTS OF ALL APPLICABLE FIRE CODES REGARDING PEDESTRIAN EGRESS FROM THE 360 FEET LEVEL OF THE IMPROVEMENTS ON THE PHASE 1A PROPERTY TO OLIVE STREET. THE EASEMENT RIGHTS GRANTED AND CONVEYED IN THIS PARAGRAPH 1(B) SHALL AUTOMATICALLY TERMINATE AND BE OF NO FURTHER FORCE OR EFFECT ON AUGUST 25, 2082. SAID PERMANENT EASEMENT AREA BEING DESCRIBED AS
FOLLOWS:

A VOLUME OF AIRSPACE OVER THAT PORTION OF LOT 2 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID VOLUME LYING BETWEEN UPPER AND LOWER ELEVATION PLANES AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY
18.70 FEET, MEASURED AT RIGHT ANGLES, FROM THE TANGENT PORTION OF THE SOUTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, AND ITS NORTHWESTERLY PROLONGATION WITH A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 176.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID LOT 3 OF TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG LAST SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 162.29 FEET, THENCE AT RIGHT ANGLES SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 2.54 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY
178.54 FEET, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF LOT 3, SHOWN HEREINABOVE AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST, THENCE ALONG SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 393.26 FEET TO THE TRUE POINT OF BEGINNING 07 THIS DESCRIPTION, SAID VOLUME LYING BETWEEN A LOWER ELEVATION PLANE OF 370.00 FEET AND AN UPPER ELEVATION PLANS OF 382.00 FEET; THENCE ALONG THE FOLLOWING COURSE, BETWEEN SAID ELEVATION
PLANES:

NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 14.25 FEET,
SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 32.50 FEET,
NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 4.50 FEET,
SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 9.00 FEET;

THENCE ALONG THE FOLLOWING COURSES, BETWEEN A LOWER ELEVATION PLANE OF 370.00 FEET AND AN UPPER ELEVATION PLANE OF 378.00 FEET:

SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 31.75 FEET,
SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 22.25 FEET,
SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 12.25 FEET,

THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 16.00 FEET TO A LOWER ELEVATION PLANE OF 360.00 FEET AND AN UPPER ELEVATION PLANS OF 368.00 FEET; THENCE ALONG THE FOLLOWING COURSES, BETWEEN A LOWER ELEVATION PLANE OF 360.00 FEET AND AN UPPER ELEVATION OF 368.00:

SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 42.55 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 2, SOUTH 37 DEGREES 51 MINUTES 20 SECONDS WEST 14.50 FEET ALONG SAID SOUTHEASTERLY LINE, NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 42.55 FEET TO A LINE WHICH BEARS SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST AND PASSES THROUGH THE SOUTHEASTERLY TERMINUS OF THE HEREINBEFORE MENTIONED COURSE RECITED AS "SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 16.00 FEET";

THENCE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 16.00 FEET TO A LOWER ELEVATION PLANE OF 370.00 FEET AND AN UPPER ELEVATION PLANE OF 378.00 FEET; THENCE ALONG THE FOLLOWING COURSES, BETWEEN A LOWER ELEVATION OF 370.00 FEET AND AN UPPER ELEVATION PLANE OF 378.00 FEET;

NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 27.00 FEET,
NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 14.50 FEET,
NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 17.00 FEET TO A LINE WHICH BEARS SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST AND WHICH PASSES THROUGH THE SOUTHEASTERLY TERMINUS OF THAT CERTAIN COURSE RECITED AS
"SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 9.00 FEET",
NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 3.50 FEET TO A LINE WHICH BEARS SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST AND WHICH PASSES THROUGH THE TRUE POINT OF BEGINNING;

THENCE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 41.50 FEET, BETWEEN A LOWER ELEVATION PLANE OF 370.00 FEET AND AN UPPER ELEVATION PLANS OF 382.00 FEET, TO THE TRUE POINT OF BEGINNING.

THE SOUTHEASTERLY TERMINUS OF THE VOLUME OF AIRSPACE HAVING AN UPPER ELEVATION OF 382.00 FEET IS TO BE BETWEEN THE NORTHEASTERLY TERMINUS OF THAT CERTAIN COURSE RECITED AS "NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 3.50 FEET" AND THE SOUTHEASTERLY TERMINUS OF THAT CERTAIN COURSE RECITED AS "SOUTH 52 DEGREES 09 MINUTES 39 SECONDS" EAST 9.00 FEET".

SAID ELEVATIONS ARE BASED ON THE NATIONAL GEODETIC VERTICAL DATUM OF 1929, PER ORDINANCE NO. 150, 763 OF THE CITY OF LOS ANGELES, AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUT SPIKE IN THE SOUTH CURB OF 5TH STREET, 21.6 FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION = 273.999 FEET (1970 ADJUSTMENT).

SAID TEMPORARY AND PERMANENT EASEMENTS BEING DESCRIBED IN DOCUMENTS RECORDED OCTOBER 3, 1990 AS INSTRUMENT NO. 90-1691523 AND AS INSTRUMENT NO. 90-1691524, BOTH OFFICIAL RECORDS.

PARCEL 4D:

NORTHEAST STAIRWAY EASEMENT

A NON-EXCLUSIVE STAIRWAY AND WALKWAY EASEMENT FOR RETAINING WALLS, DRAINAGE AND PEDESTRIAN EGRESS, FOR THE PURPOSE OF MEETING THE REQUIREMENTS OF ALL APPLICABLE CODES, FROM STAIR NO. 6 ON THE 340-FOOT LEVEL OF THE PHASE 1A IMPROVEMENTS WITHIN THAT PORTION OF LOT 2 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 913 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND A PORTION OF GENERAL THADDEUS KOSCIUSZKO WAY AS VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL

RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68, SAID PORTIONS LYING ABOVE AN ELEVATION OF 335.00 FEET, SAID ELEVATION IS BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929 PER ORDINANCE NO. 150,763 OF THE CITY OF LOS ANGELES AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUT SPIKE IN SOUTH CURB OF 5TH STREET, 21.6 FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION = 273.999 FEET (1970 ADJUSTMENT), SAID PORTIONS DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY
20.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE TANGENT PORTION OF THE NORTHEASTERLY LINE OF SAID LOT 2 OF TRACT NO. 30780, WITH A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG LAST SAID PARALLEL LINE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 80.00 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 15.00 FEET; THENCE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 33.00 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 6.00 FEET; THENCE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 47.03 FEET TO SAID LINE MENTIONED HEREINBEFORE AS BEING PARALLEL WITH AND DISTANT NORTHEASTERLY 20.00 FEET FROM THE NORTHEASTERLY LINE OF LOT 2, THENCE ALONG SAID PARALLEL LINE NORTH 52 DEGREES 13 MINUTES 52 SECONDS WEST 21.00 FEET TO THE POINT OF BEGINNING.

PARCEL 4E:

NORTHEAST STAIRWAY EASEMENT

A NON-EXCLUSIVE TEMPORARY STAIRWAY EASEMENT TO PROVIDE PEDESTRIAN INGRESS AND EGRESS FROM THE 385-FOOT PLAZA LEVEL OF THE PHASE 1A IMPROVEMENTS AND AN EXIT ROUTE FROM THE 370-FOOT PLAZA LEVEL OF THE PHASE 1A IMPROVEMENTS, WITHIN THAT PORTION OF LOT 2 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND A PORTION OF GENERAL THADDEUS KOSCIUSZKO WAY AS VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68, SAID PORTIONS LYING ABOVE AN ELEVATION OF 335.00 FEET, SAID ELEVATION IS BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929 PER ORDINANCE NO. 150,763 OF THE CITY OF LOS ANGELES AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUTSPIKE IN SOUTH CURB OF 5TH STREET, 21.6 FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION = 273.999 FEET (1970 ADJUSTMENT), SAID PORTIONS DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY
20.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE TANGENT PORTION OF THE NORTHEASTERLY LINE OF SAID LOT 2 OF TRACT NO. 30780, WITH A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG LAST SAID PARALLEL LINE
SOUTH 37 DEGREES SO MINUTES 21 SECONDS WEST 80.00 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 15.00 FEET; THENCE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 33.00 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 6.00 FEET; THENCE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 47.03 FEET

TO SAID LINE MENTIONED HEREINBEFORE AS BEING PARALLEL WITH AND DISTANT NORTHEASTERLY 20.00 FEET FROM THE NORTHEASTERLY LINE OF LOT 2, THENCE ALONG SAID PARALLEL LINE NORTH 52 DEGREES 13 MINUTES 52 SECONDS WEST 21.00 FEE TO THE
POINT OF BEGINNING.

PARCEL 4F:

FOOTING EASEMENT

AN EASEMENT FOR FOOTINGS FOR PHASE 1A IMPROVEMENTS WITHIN THOSE PORTIONS OF LOTS 2 AND 3 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, AN EASEMENT FOR FOOTINGS FOR PHASE 1A IMPROVEMENTS WITHIN COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND PORTIONS OF GENERAL THADDEUS KOSCIUSZKO WAY AND 3RD PLACE AS SHOWN AND DEDICATED ON THE MAP OF SAID TRACT NO. 30780, SAID PORTIONS VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED OF STREET VACATION MAPS ON SHEETS 3, 6 AND 7 OF 7 IN VOLUME 23, PAGE 68, AND PORTIONS OF 3RD STREET AS SHOWN ON THE MAP OF THE [ILLEGIBLE] TRACT RECORDED IN BOOK 1 PAGE 402 OF MISCELLANEOUS RECORDS OF SAID COUNTY SAID PORTIONS LYING BETWEEN UPPER AND LOWER ELEVATION LIMITS AS HEREINAFTER DESCRIBED, SAID ELEVATIONS ARE BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929 PER ORDINANCE NO. 150,763 OF THE CITY OF LOS ANGELES AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUT SPIKE IN SOUTH CURB OF 5TH STREET, 21.6 FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION = 273.999 FEET (1970 ADJUSTMENT), SAID PORTIONS DESCRIBED AS FOLLOWS:

PARCEL 4FA:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY
18.70 FEET, MEASURED AT RIGHT ANGLES, FROM THE TANGENT PORTION OF THE NORTHWESTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF SAID LOT 3 OF TRACT NO. 30780, WITH THE SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID LOT 3 OF TRACT NO. 30780, SAID NORTHEASTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG SAID PARALLEL LINE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 176.00 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 176.00 FEET MEASURED AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE OF LOT 3 AND ITS SOUTHWESTERLY PROLONGATION SHOWN HEREINABOVE AS HAVING A BEARING OF SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST; THENCE ALONG LAST SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 162.29 FEET; THENCE AT RIGHT ANGLES SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 2.54 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET MEASURED AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE OF LOT 3 SHOWN HEREINABOVE AS HAVING A BEARING OF SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST; THENCE ALONG LAST SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 133.01 FEET TO A POINT ON THE SOUTHWESTERLY LINE OF 3RD STREET TUNNEL EASEMENT, 60 FEET WIDE, AS SHOWN ON SAID TRACT NO. 30780, SAID POINT HEREINAFTER REFERRED TO AS POINT "A"; THENCE ALONG SAID SOUTHWESTERLY LINE SOUTH 52 DEGREES 18 MINUTES 43 SECONDS EAST 5.00 FEET; THENCE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 138.02 FEET; THENCE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 2.54 FEET; THENCE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 162.29 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY 23.70 FEET, MEASURED AT RIGHT ANGLES, FROM SAID SOUTHWESTERLY LINE OF LOT 3; THENCE ALONG SAID PARALLEL LINE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 181.00 FEET TO SAID SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 3; THENCE NORTHEASTERLY ALONG SAID SOUTHWESTERLY PROLONGATION NORTH 37 DEGREES 50

MINUTES 21 SECONDS EAST 5.00 FEET TO THE POINT OF BEGINNING.

SAID PARCEL "A" LYING ABOVE AN ELEVATION OF 290.00 FEET AND LYING BELOW AN ELEVATION OF 320.00 FEET.

PARCEL 4FB:

BEGINNING AT HEREINBEFORE MENTIONED POINT "A"; THENCE ALONG THE NORTHEASTERLY PROLONGATION OF THAT CERTAIN COURSE HEREINABOVE DESCRIBED IN PARCEL "A" AS HAVING A BEARING AND DISTANCE OF "NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST
133.01 FEET", NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 60.00 FEET TO A POINT ON THE NORTHEASTERLY LINE OF SAID 3RD STREET TUNNEL EASEMENT, SAID POINT HEREINAFTER REFERRED TO AS POINT "B"; THENCE ALONG SAID NORTHEASTERLY LINE SOUTH 52 DEGREES 18 MINUTES 43 SECONDS EAST 5.00 FEET; THENCE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 60.00 FEET TO HEREINBEFORE MENTIONED SOUTHWESTERLY LINE OF 3RD STREET TUNNEL EASEMENT; THENCE ALONG SAID SOUTHWESTERLY LINE NORTH 52 DEGREES 18 MINUTES 43 SECONDS WEST 5.00 FEET TO THE POINT OF BEGINNING.

SAID PARCEL "B" LYING ABOVE AN ELEVATION OF 290.00 FEET AND LYING BELOW AN ELEVATION OF 301.00 FEET.

PARCEL 4FC:

BEGINNING AT HEREINBEFORE MENTIONED POINT "B"; THENCE ALONG THE NORTHEASTERLY PROLONGATION OF THAT CERTAIN COURSE HEREINABOVE DESCRIBED IN PARCEL. "A" AS HAVING A BEARING AND DISTANCE OF "NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST
133.01 FEET", NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 341.24 FEET TO A LINE PARALLEL TO AND DISTANT SOUTHWESTERLY 3.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO WAY, 60 FEET WIDE, AS SHOWN ON SAID STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68; THENCE ALONG SAID PARALLEL LINE NORTH 52 DEGREES 13 MINUTES 52 SECONDS WEST
169.58 FEET TO A POINT IN A CURVE CONCAVE TO THE SOUTH HAVING A RADIUS OF 20.00 FEET TO WHICH A RADIAL LINE BEARS NORTH 5 DEGREES 58 MINUTES 50 SECONDS EAST, SAID CURVE BEING A COURSE IN SAID SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO WAY; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 31 DEGREES 47 MINUTES 18 SECONDS, AN ARC DISTANCE OF 11.10 FEET; THENCE CONTINUING ALONG SAID SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO WAY AND TANGENT TO SAID CURVE SOUTH 52 DEGREES 13 MINUTES 52 SECONDS EAST 161.05 FEET; THENCE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 188.00 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 3.00 FEET; THENCE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 156.23 FEET TO HEREINBEFORE MENTIONED NORTHEASTERLY LINE OF 3RD STREET TUNNEL EASEMENT; THENCE ALONG SAID NORTHEASTERLY LINE NORTH 52 DEGREES 18 MINUTES 43 SECONDS WEST 5.00 FEET TO THE POINT OF BEGINNING.

SAID PARCEL "C" LYING ABOVE AN ELEVATION OF 290.00 FEET AND LYING BELOW AN ELEVATION OF 320.00 FEET.

PARCEL 4G:

NORTH DRIVEWAY EASEMENT

A NON-EXCLUSIVE DRIVEWAY EASEMENT FOR VEHICULAR INGRESS AND EGRESS WITHIN THAT PORTION OF GENERAL THADDEUS KOSCIUSZKO WAY, AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN

THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID PORTION VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653, RECORDED SEPTEMBER 16, 1982 AS INSTRUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY, AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68, SAID PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHWESTERLY LINE OF SAID GENERAL THADDEUS KOSCIUSZKO MAY, 60 FEET WIDE, AS SHOWN ON SAID STREET VACATION MAPS, WITH A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG SAID PARALLEL LINE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 3.00 FEET TO A LINE PARALLEL
TO AND DISTANT SOUTHWESTERLY 3.00 FEET, MEASURED AT RIGHT ANGLES, FROM SAID SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO HAY; THENCE ALONG LAST SAID PARALLEL LINE NORTH 52 DEGREES 13 MINUTES 52 SECONDS WEST 46.50 FEET; THENCE LEAVING SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 3.00 FEET TO SAID SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO WAY; THENCE ALONG SAID SOUTHWESTERLY LINE SOUTH 52 DEGREES 13 MINUTES 52 SECONDS EAST 46.50 FEET TO THE POINT OF BEGINNING.

PARCEL 4H:

EAST WALKWAY EASEMENT

A NON-EXCLUSIVE EASEMENT (1) TO ERECT, MAINTAIN AND USE A PLAZA AND GUARDRAILS,
(2) TO ERECT, MAINTAIN AND USE WALKWAYS FOR PEDESTRIAN INGRESS AND EGRESS, (3) FOR THE PURPOSE OF MEETING THE REQUIREMENTS OF ALL CODES APPLICABLE TO THE IMPROVEMENTS LOCATED ON PHASE 1A, (4) FOR FOOTINGS, PILES AND SUPPORT FOR CONSTRUCTION PURPOSES, AND (5) FOR ANY PURPOSES RELATED TO THE ABOVE. SUCH EASEMENT SHALL BE LOCATED ON THOSE PORTIONS OF LOTS 2 AND 3 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND PORTIONS OF GENERAL THADDEUS KOSCIUSZKO WAY AND 3RD PLACE AS SHOWN AND DEDICATED ON THE MAP OF SAID TRACT NO. 30780, SAID PORTIONS VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82- 01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 3, 6, AND 7 OF 7 IN VOLUME 23 PAGE 68, SAID PORTIONS DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY
18.70 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF SAID LOT 3 OF TRACT NO. 30780, WITH THE SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID LOT 3 OF TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG SAID PARALLEL LINE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 176.00 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 176.00 FEET, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF LOT 3 AND ITS SOUTHWESTERLY PROLONGATION, SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE ALONG LAST SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 162.29 FEET; THENCE AT RIGHT ANGLES SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 2.54 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF LOT 3 AND ITS NORTHEASTERLY PROLONGATION; THENCE ALONG LAST

SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 534.25 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY 3.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO WAY, 60 FEET WIDE, AS SHOWN ON SAID STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68; THENCE ALONG SAID PARALLEL LINE SOUTH 52 DEGREES 13 MINUTES 52 SECONDS EAST 2.00 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 180.54 FEET, MEASURED AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE OF LOT 3 AND ITS NORTHEASTERLY PROLONGATION THEREOF; THENCE ALONG LAST SAID PARALLEL LINE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 696.54 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY 18.70 FEET, MEASURED AT RIGHT ANGLES FROM THE SOUTHWESTERLY LINE OF SAID LOT 3 AND ITS SOUTHEASTERLY PROLONGATION THEREOF; THENCE ALONG LAST SAID PARALLEL LINE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST
4.54 FEET TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPT THEREFROM ALL OF THE ABOVE DESCRIBED LAND, ALL OIL, GAS AND OTHER MINERAL SUBSTANCES, TOGETHER WITH THE RIGHT TO EXTRACT SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF A WELL, HOLE, SHAFT OR OTHER MEANS OF REACHING OR MOVING SUCH SUBSTANCES SHALL NOT BE LOCATED WITHIN THE BUNKER HILL URBAN RENEWAL PROJECT AREAS, AS RECORDED AUGUST 7, 1959 AS INSTRUMENT NO. 2893, IN BOOK M-335 PAGE 106, OFFICIAL RECORDS, AND SHALL NOT PENETRATE ANY PART OR PORTION OF SAID PROJECT AREA WITHIN 500 FEET OF THE SURFACE THEREOF, AS RESERVED IN VARIOUS DEEDS OF RECORD, AMONG THEM BEING THE DEED RECORDED MAY 20, 1966 AS INSTRUMENT NO. 3924 IN BOOK D-3311 PAGE 794, OFFICIAL RECORDS.

                                     PAST B

PARCEL 1:

THAT PORTION OF GRAND AVENUE, 110 FEET WIDE, AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 28761, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY (AS HEREINAFTER DEFINED) DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF LOT 2 OF SAID TRACT 28761; THENCE ALONG THE NORTHWEST LINE OF LOT 2 AND ITS SOUTHWESTERLY PROLONGATION SOUTH 37 DEGREES 45 MINUTES 33 SECONDS WEST 266.94 FEET TO THE SOUTHWEST LINE OF SAID TRACT; THENCE ALONG SAID SOUTHWEST LINE NORTH 52 DEGREES 14 MINUTES 27 SECONDS WEST 15.00 FEET TO THE MOST WESTERLY CORNER OF SAID TRACT; THENCE ALONG THE BOUNDARY OF SAID TRACT AS FOLLOWS: NORTH 37 DEGREES 45 MINUTES 33 SECONDS EAST
236.95 FEET AND SOUTH 52 DEGREES 11 MINUTES 43 SECONDS EAST 8.00 FEET AND NORTH 37 DEGREES 45 MINUTES 33 SECONDS EAST 30.00 FEET TO THE NORTHWEST PROLONGATION OF THE NORTHEAST LINE OF SAID LOT 2; THENCE ALONG SAID PROLONGATION SOUTH 52 DEGREES 11 MINUTES 43 SECONDS EAST 7.00 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ANY PORTION WITHIN THE LINES OF GENERAL THADDEUS KOSCIUSZKO WAY AS SHOWN ON SAID MAP AND AS SHOWN ON THE ALTA SURVEY (AS HEREINAFTER DEFINED).

ALSO EXCEPT THEREFROM THAT PORTION OF SECOND STREET, BELOW THE SURFACE OF SAID LAND, WITHIN THE UNVACATED PORTION THEREOF AS SET OUT IN DOCUMENT RECORDED JUNE 4, 1979 AS INSTRUMENT NO. 79-602882 OF OFFICIAL RECORDS OF SAID COUNTY AS SHOWN ON SHEET 3 OF SURVEY ENTITLED "SURVEY FOR BUNKER HILL ASSOCIATES" DATED MARCH 17, 1983, MADE BY PSOMAS & ASSOCIATES, SANTA MONICA, CALIFORNIA (SAID SURVEY BEING HEREINAFTER CALLED "ALTA SURVEY").

PARCEL 2:

THAT PORTION OF GRAND AVENUE, FORMERLY CHARITY STREET, 80 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED ON THE NORTHWEST BY THE CENTER LINE OF SAID 80 FEET AVENUE AND BOUNDED ON THE SOUTHWEST BY THE SOUTHWEST LINE AND ITS NORTHWESTERLY PROLONGATION OF TRACT NO. 28761, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE Of MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BOUNDED ON THE SOUTHEAST BY THE SOUTHEASTERLY LINE OF SAID GRAND AVENUE AND ITS NORTHEASTERLY AND SOUTHWESTERLY PROLONGATIONS THEREOF AND BOUNDED ON THE NORTHEAST BY THE CENTER LINE OF SECOND STREET, 60 FEET WIDE, AS SHOWN ON SAID MAP.

PARCEL 3:

THAT PORTION OF THE NORTHWEST HALF OF OLIVE STREET, 80 FEET WIDE AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY, BOUNDED SOUTHEASTERLY BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWEST LINE OF LOT 5 OF TRACT NO. 30781, AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED NORTHEASTERLY BY A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY 420 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWEST LINE OF LOT 5 OF SAID TRACT NO. 30781 AND BOUNDED NORTHWESTERLY BY THE NORTHWESTERLY LINE AND ITS NORTHEASTERLY AND SOUTHWESTERLY PROLONGATIONS OF SAID OLIVE STREET AND BOUNDED SOUTHEASTERLY BY THE CENTER LINE OF SAID OLIVE STREET AS SAID CENTER LINE IS SHOWN ON THE MAP OF SAID TRACT NO. 30781.

EXCEPT THEREFROM THAT PORTION OF SAID LAND BELOW A PLANE WHICH LIES 17 FEET ABOVE THE STREET LEVEL OF OLIVE STREET, AS RETAINED AND UNVACATED AS SAID PORTION IS SET OUT IN CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 3-A:

THAT PORTION OF THE NORTHWEST HALF OF OLIVE STREET, 80 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED SOUTHWESTERLY BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWEST LINE OF LOT 5 OF TRACT 30781, AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12, INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED NORTHEASTERLY BY A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY 420 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWEST LINE OF LOT 5 OF SAID TRACT NO. 30781 AND BOUNDED NORTHWESTERLY BY THE NORTHWESTERLY LINE AND ITS NORTHEASTERLY AND SOUTHWESTERLY PROLONGATIONS OF SAID OLIVE STREET AND BOUNDED SOUTHEASTERLY BY THE CENTER LINE OF SAID OLIVE STREET AS SAID CENTER LINE IS SHOWN ON THE MAP OF SAID TRACT NO. 30781.

EXCEPT THEREFROM THAT PORTION OF SAID LAND ABOVE AND BELOW THE SURFACE OF SAID LAND WITHIN THE LINES OF OLIVE STREET, AS VACATED, AS SAID PORTIONS ARE SET OUT IN THE

CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 3-B:

THAT PORTION OF THE NORTHWEST HALF OF OLIVE STREET, 80 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY BOUNDED SOUTHWESTERLY BY THE CENTER LINE OF 4TH STREET AS SHOWN ON SAID MAP, AND AS SHOWN ON THE ALTA SURVEY, AND BOUNDED NORTHEASTERLY BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTIONS OF THE SOUTHWEST LINE OF LOT 5 OF TRACT NO. 30781 AS PER MAP RECORDED IN BOOK 897, PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED NORTHWESTERLY BY THE NORTHWESTERLY LINE AND ITS SOUTHWESTERLY PROLONGATION OF SAID OLIVE STREET AND BOUNDED SOUTHEASTERLY BY THE CENTER LINE OF SAID OLIVE STREET AS SAID CENTER LINE IS SHOWN ON THE MAP OF SAID TRACT NO. 30781.

EXCEPT THEREFROM ANY PORTION WITHIN THE LIMITS OF 4TH STREET AS SHOWN ON SAID BEAUDRY TRACT AND ON SHEET 1 OF THE ALTA SURVEY.

PARCEL 4:

THAT PORTION OF THE NORTHWESTERLY 5 FEET OF OLIVE STREET, 90 FEET WIDE AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 28761, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, LYING SOUTHWESTERLY OF THE SOUTHEASTERLY PROLONGATION OF THE NORTHEAST LINE OF LOT 2 OF SAID TRACT 28761.

PARCEL 5:

THAT PORTION OF THE NORTHWESTERLY 5 FEET OF OLIVE STREET 90 FEET WIDE, AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED NORTHEASTERLY BY A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY 420 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTIONS OF THE SOUTHWEST LINE OF LOT 5 OF TRACT NO. 30781 AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED SOUTHWESTERLY BY THE NORTHEASTERLY LINE OF THAT CERTAIN FUTURE STREET SHOWN ON SAID MAP AS HAVING A BEARING AND DISTANCE OF NORTH 52 DEGREES 21 MINUTES 41 SECONDS WEST 5.00 FEET.

EXCEPT THEREFROM THAT PORTION OF SAID LAND AS RETAINED AND UNVACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 AND 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 5-A:

THAT PORTION OF THE NORTHWESTERLY 5 FEET OF OLIVE STREET 90 FEET HIDE, AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45

INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED NORTHEASTERLY BY A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY 420 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTIONS OF THE SOUTHWEST LINE OF LOT 5 OF TRACT NO. 30781 AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED SOUTHWESTERLY BY THE NORTHEASTERLY LINE OF THAT CERTAIN FUTURE STREET SHOWN ON SAID MAP AS HAVING BEARING AND DISTANCE OF NORTH 52 DEGREES 21 MINUTES 41 SECONDS WEST 5.00 FEET.

EXCEPT THEREFROM THAT PORTION OF SAID LAND AS VACATED AS SAID PORTIONS ARE SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 6:

THAT PORTION OF THE NORTHWEST HALF OF OLIVE STREET, 80 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED SOUTHEASTERLY BY THE CENTER OF SAID OLIVE STREET AND BOUNDED SOUTHWESTERLY BY THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWEST LINE OF TRACT NO. 28761, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED NORTHWESTERLY BY THE NORTHWESTERLY LINE OF SAID OLIVE STREET AND ITS NORTHEASTERLY AND SOUTHWESTERLY PROLONGATION AND BOUNDED NORTHEASTERLY BY THE CENTER LINE OF 2ND STREET AS SHOWN ON THE MAP OF SAID TRACT 28761.

EXCEPT THEREFROM ANY PORTION WITHIN THE LINES OF SECOND STREET AS SHOWN ON THE ALTA SURVEY.

PARCEL 7:

THAT PORTION OF THE NORTHEAST HALF OF 4TH STREET, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY, BOUNDED SOUTHEASTERLY BY THE CENTER LINE OF OLIVE STREET AS SHOWN ON SAID MAP AND BOUNDED NORTHWESTERLY BY THE SOUTHWESTERLY PROLONGATION OF THAT CERTAIN COURSE IN THE SOUTHWEST LINE OF LOT 4 OF TRACT NO. 30780 AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45, INCLUSIVE OF MAPS OF SAID COUNTY, SAID CERTAIN COURSE SHOWN ON SAID MAP AS HAVING A BEARING AND DISTANCE OF NORTH 37 DEGREES 49 MINUTES 24 SECONDS EAST, 18.14 FEET AND BOUNDED ON THE NORTHEAST BY THE NORTHEAST LINE OF SAID 4TH STREET AND ITS SOUTHEASTERLY PROLONGATION AND BOUNDED ON THE SOUTHWEST BY THE CENTER LINE OF 4TH STREET AS SHOWN ON SAID TRACT NO. 30780.

PARCEL 8:

THAT PORTION OF SECOND STREET, 60 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED ON THE NORTHEAST BY THE CENTER LINE OF SAID SECOND STREET AND BOUNDED ON THE SOUTHEAST BY THE NORTHWESTERLY LINE OF THE SOUTHEASTERLY 7 FEET OF GRAND AVENUE AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 28761 AS PER MAP RECORDED IN BOOK 726 PAGES 5

THROUGH 8 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED ON THE SOUTHWEST BY THE SOUTHWEST LINE OF SAID SECOND STREET, AND BOUNDED ON THE NORTHWEST BY THE NORTHEASTERLY PROLONGATION OF THE NORTHWEST LINE OF LOT 19 IN BLOCK 2 OF SAID BEAUDRY TRACT.

PARCEL 9:

THAT PORTION OF SECOND STREET, 60 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED ON THE NORTHEAST BY THE CENTER LINE OF SAID SECOND STREET AND BOUNDED ON THE SOUTHEAST BY THE CENTER LINE OF OLIVES STREET AS SHOWN ON SAID MAP AND BOUNDED ON THE SOUTHWEST BY THE SOUTHEASTERLY PROLONGATION OF THE NORTHEAST LINE OF LOT 9 OF BLOCK 2 OF SAID BEAUDRY TRACT AND BOUNDED ON THE NORTHWEST BY THE NORTHEAST PROLONGATION OF THE SOUTHEAST LINE OF SAID LOT 9.

PARCEL 10:

ALL OF GENERAL THADDEUS KOSCIUSZKO WAY AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912, PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND ABOVE AND BELOW THE SURFACE OF SAID LAND WITHIN THE LINES OF GENERAL THADDEUS KOSCIUSZKO WAY AS RETAINED AND UNVACATED AS SAID PORTIONS ARE SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS, ON SHEETS 6 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 6 AND 7 OF THE ALTA SURVEY.

PARCEL 10-A:

ALL OF GENERAL KOSCIUSZKO WAY AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND ABOVE AND BELOW THE SURFACE OF SAID LAND WITHIN THE LINES OF GENERAL THADDEUS KOSCIUSZKO WAY AS VACATED, AS SAID PORTIONS ARE SET OUT IN CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 6 AND 7 OF THE ALTA SURVEY.

PARCEL 11:

ALL OF GENERAL THADDEUS KOSCIUSZKO WAY AS SHOWN AND DEDICATED ON THE MAP OF TRACT 28761, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND ABOVE AND BELOW THE SURFACE OF SAID LAND WITHIN THE LINES OF GENERAL THADDEUS KOSCIUSZKO WAY AS RETAINED AND UNVACATED AS SAID PORTIONS ARE SET OUT IN CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON

SHEETS 6 AND 7 OF THE ALTA SURVEY.

PARCEL 11-A:

ALL OF GENERAL THADDEUS KOSCIUSZKO WAY AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 28761, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND ABOVE AND BELOW THE SURFACE OF SAID LAND WITHIN THE LINES OF GENERAL THADDEUS KOSCIUSZKO WAY AS VACATED, AS SAID PORTIONS ARE SET OUT IN CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS, ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 6 AND 7 OF THE ALTA SURVEY.

PARCEL 12:

ALL OF 3RD PLACE AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER AND AS SHOWN ON THE ALTA SURVEY, A PORTION OF SAID 3RD PLACE IS NOW A PART OF TRACT NO. 30804, IN SAID CITY, AS PER MAP RECORDED IN BOOK 1070, PAGES 31 THROUGH 38, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 13:

LOT 5 OF TRACT NO. 30781, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 897, PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

PARCEL 13-A:

THAT PORTION OF THE SOUTHEASTERLY 5 FEET OF OLIVE STREET, 85 FEET WIDE, AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 307B1, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED ON THE NORTHEAST BY THE NORTHWESTERLY PROLONGATION OF THE MOST NORTHEAST NORTHEASTERLY LINE OF LOT 5 OF TRACT NO. 30781 AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED ON THE SOUTHWEST BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTIONS OF THE SOUTHWESTERLY LINE OF SAID LOT 5.

EXCEPT THEREFROM THAT PORTION OF SAID LAND AS RETAINED AND UNVACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 13-B:

THAT PORTION OF THE SOUTHEASTERLY 5 FEET OF OLIVE STREET, 85 FEET WIDE, AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30781, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED ON THE NORTHEAST BY THE NORTHWESTERLY PROLONGATION OF THE

MOST NORTHEAST NORTHEASTERLY LINE OF LOT 5 OF TRACT NO. 30781, AS PER MAP RECORDED IN BOOK 897, PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED ON THE SOUTHWEST BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTIONS OF THE SOUTHWESTERLY LINE OF SAID LOT 5.

EXCEPT THEREFROM THAT PORTION OF SAID LAND AS VACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 13-C:

THAT PORTION OF THE SOUTHEASTERLY HALF OF OLIVE STREET, 80 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED NORTHWESTERLY BY THE CENTER OF SAID OLIVE STREET AND BOUNDED SOUTHEASTERLY BY THE SOUTHEASTERLY LINE OF SAID OLIVE STREET AND ON THE NORTHEAST BY THE NORTHWESTERLY PROLONGATION OF THE MOST NORTHEAST NORTHEASTERLY LINE OF LOT 5 OF TRACT NO. 30781 AS PER MAP RECORDED IN BOOK 897, PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED ON THE SOUTHWEST BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWESTERLY LINE OF SAID LOT 5.

EXCEPT THEREFROM THAT PORTION OF SAID LAND AS RETAINED AND UNVACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 13-D:

THAT PORTION OF THE SOUTHEASTERLY HALF OF OLIVE STREET, 80 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES. COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED NORTHWESTERLY BY THE CENTER OF SAID OLIVE STREET AND ON THE NORTHEAST BY THE NORTHWESTERLY PROLONGATION OF THE MOST NORTHEAST NORTHEASTERLY LINE OF LOT 5 OF TRACT NO. 30781, AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED ON THE SOUTHWEST BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWESTERLY LINE OF SAID LOT 5.

EXCEPT THEREFROM THAT PORTION OF SAID LAND AS VACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 14:

LOTS 2, 3 AND 4 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 TO 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND LYING WITHIN THE BOUNDARY LINES OF TRACT NO. 30804, AS PER MAP RECORDED IN BOOK 1070 PAGES 31 THROUGH 38, INCLUSIVE OF MAPS,

IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 14-A:

THAT PORTION OF THIRD STREET AS SHOWN AND DEDICATED ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 403 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS VACATED, AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS INSTRUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 1 AND 2 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEET 4 OF THE ALTA SURVEY.

PARCEL 14-B:

THAT PORTION OF THIRD STREET AS SHOWN AND DEDICATED ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS RETAINED AND UNVACATED, AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS INSTRUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 1 AND 2 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEET 4 OF THE ALTA SURVEY.

PARCEL 15:

LOT 2 OF TRACT NO. 28761, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE OF MAPS. IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

PARCEL 15-A:

THAT PORTION OF SECOND STREET AS SHOWN AND DEDICATED ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN
THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS RETAINED AND UNVACATED, AS SAID PORTION IS SET OUT IN CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 79-21591 RECORDED JUNE 4, 1979 AS INSTRUMENT NO. 79-602882, IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS IN VOLUME 19, PAGE 95 AND AS SHOWN ON SHEET 3 OF THAT ALTA SURVEY.

ALSO EXCEPT THEREFROM ALL OF THE ABOVE DESCRIBED LAND, ALL OIL, GAS AND OTHER MINERAL SUBSTANCES, TOGETHER WITH THE RIGHT TO EXTRACT SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF A WELL, HOLE, SHAFT OR OTHER MEANS OF REACHING OR MOVING SUCH SUBSTANCES SHALL NOT BE LOCATED WITHIN THE BUNKER HILL URBAN RENEWAL PROJECT AREAS, AS RECORDED AUGUST 7, 1959 AS INSTRUMENT NO. 2893 IN BOOK M-335 PAGE 106, OFFICIAL RECORDS, AND SHALL NOT PENETRATE ANY PART OR PORTION OF SAID PROJECT AREA WITHIN 500 FEET OF THE SURFACE THEREOF, AS RESERVED IN VARIOUS DEEDS OF RECORD, AMONG THEM BEING THE DEED RECORDED MAY 20, 1966 AS INSTRUMENT NO. 3924, IN BOOK D-3311 PAGE 794, OFFICIAL RECORDS.

PARCEL 16:

A PARCEL OF LAND IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF

CALIFORNIA, BEING THOSE PORTIONS OF GRAND AVENUE 84 FEET WIDE AND GENERAL THADDEUS KOSCIUSZKO WAY 40 FEET WIDE AS SHOWN ON THE MAP OF TRACT NO. 30780, RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, VACATED BY RESOLUTION NO. 84-21740 OF THE CITY COUNSEL OF THE CITY OF LOS ANGELES, A CERTIFIED COPY OF WHICH WAS RECORDED ON JANUARY 24, 1985 AS INSTRUMENT NO. 85-84593, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING BELOW A HORIZONTAL PLANE AT ELEVATION 369.5 FEET BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929, INCLUDED WITHIN A STRIP OF LAND 1.00 FOOT WIDE, LYING CONTIGUOUS TO AND NORTHERLY AND NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT THE INTERSECTION OF THE NORTHWESTERLY PROLONGATION OF A LINE PARALLEL WITH AND DISTANT 2.15 FEET SOUTHWESTERLY OF NORTHEASTERLY STRAIGHT LINE OF SAID LOT 2 WITH THE CURVED NORTHERLY LINE OF SAID LOT; THENCE WESTERLY AND SOUTHWESTERLY ALONG SAID CURVED LINE TO THE STRAIGHT NORTHWESTERLY LINE OF SAID LOT; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY LINE AND ITS SOUTHWESTERLY PROLONGATION TO ITS INTERSECTION WITH A LINE PARALLEL WITH AND DISTANT 21.3 FEET NORTHEASTERLY OF THE CENTERLINE OF 3RD PLACE 80 FEET WIDE AS SAID STREET IS SHOWN ON SAID MAP.

EXCEPT THEREFROM THAT PORTION LYING NORTHEASTERLY OF SAID FIRST MENTIONED PARALLEL LINE.

A PORTION OF SAID LAND IS NOW A PORTION OF LOTS 1 AND 2 OF TRACT NO. 30804, IN SAID CITY, AS PER MAP RECORDED IN BOOK 1070 PAGES 31 THROUGH 38, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 17:

LOT 2 OF TRACT NO. 30804, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1070, PAGE(8) 31 THROUGH 38 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.